EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter From Who Purchased:  First Boston

Names of Underwriting syndicate members:
Credit Suisse First Boston Corp., Chase Securities, Inc., Goldman, Sachs & Co., Morgan Stanley Dean Witter, Solomon Smith Barney

Name of Issuer:
Continental Airlines

Title of Security:
Continental Airlines 2000-2 7.07% 4-2-21

Date of First Offering:
11-14-00

Dollar Amount Purchased:
$400,000

Number of Shares Purchased:
400,000

Price Per Unit:
100

Resolution Approved by the Board of Trustees:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended January 31, 2001, for the fixed income Funds, February 28, 2001 for the equity Funds, and March 31, 2001 for the money market and specialty Funds, on behalf of the Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended March 31, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.




EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund
Name of Underwriter From Who Purchased:  Salomon Smith Barney

Names of Underwriting syndicate members:
BNP Paribas Group, Credit Suisse First Boston (Europe), Morgan Stanley Dean Witter, Salomon Smith Barney International, Deutsche Bank AG London, Goldman Sachs International, Lehman Brothers Intl. (Europe), Merrill Lynch International Ltd., Societe Generale

Name of Issuer:
France Telecom

Title of Security:
FRTEL 6-3/4% 3-1-11

Date of First Offering:
3-6-01

Dollar Amount Purchased:
Dollar Amount of Purchases

Number of Shares Purchased:
1,630,000

Price Per Unit:  99.8060


EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  GOLDMAN SACHS CORE FIXED INCOME FUND
Name of Underwriter From Who Purchased:  Merrill Lynch

Names of Underwriting syndicate members:
Merrill Lynch & co., Banc of America Securities LLC, First Union Securities, Goldman, Sachs & co., J.P. Morgan Securities

Name of Issuer:
Kinder Morgan Energy partners LP

Title of Security:
KMP 6-3/4% 3-15-11

Date of First Offering:
3-7-01

Dollar Amount Purchased:
$882,389.25

Number of Shares Purchased:
885,000

Price Per Unit:
99,7050

Resolution Approved by the Board of Trustees:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2001, for the fixed income Funds, May 31, 2001 for the equity Funds, and June 30, 2001 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended June 30, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


EX. 99.770 - Transactions effected pursuant to Rule 10f-3
Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter From Who Purchased:  Salomon Brothers International Ltd.

Names of Underwriting syndicate members:
Salomon Smith Barney, BB&T Capital Markets, Bear Stearns & Co. Inc., Goldman,
 Sachs & Co., Merrill Lynch & co., Sandler O'Neill & Partners, UBS Warburg

Name of Issuer:
BB&T Corporation

Title of Security:
BBT 6-1/2 8-01-11

Date of First Offering:
7-17-01

Dollar Amount Purchased:
$83,064.965

Number of Shares Purchased:
835,000

Price Per Unit:
99.4790

GOLDMAN SACHS CORE FIXED INCOME FUND

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter From Who Purchased:
Salomon Brothers International Ltd.

Names of Underwriting syndicate members:
Salomon Smith Barney, Goldman, Sachs & Co., Merrill Lynch & Co., Suntrust Equitable Securities Corp., US Bancorp Piper Jaffray

Name of Issuer:
Hormel Foods Corp.

Title of Security:
HRL 6-5/8 6-01-11

Date of First Offering:
6-4-01

Dollar Amount Purchased:
$107,589,600

Number of Shares Purchased:
1,080,000

Price Per Unit:
88,6200

Resolution Approved by the Board of Trustees:
RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended April 30, 2001 for the Balanced Fund (fixed income portion); July 31, 2001 for the fixed income Funds and Global Sector Funds; August 31, 2001 for the equity Funds; and September 30, 2001 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2001, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund: Goldman Sachs Core Fixed Income Fund

Name of Underwriter From Who Purchased:
Saloon Borthers International Ltd.

Names of Underwriting syndicate members:
Salomon Smith Barney, Banc of America Securities LLC, Barclays Capital, Goldman, Sachs & Co., J.P. Morgan Securities, Bank of Tokyo-Mitsubishi Ltd., London, BNP Paribas, Fleet Securities, RBC Dominion Securities, Royal Bank of
 Scotland PLC (US), Scotia Capital Inc., Westdeutsche Landesbank Girozentra

Name of Issuer:
Amerada Hess

Title of Security:
AHC 5.9% 8-15-06

Date of First Offering:
8-8-01

Dollar Amount Purchased:
$112,903,950
Number of Shares Purchased:
1,130,000
Price Per Unit:
99.9150
Resolution Approved by the Board of Trustees:
To be Approved at January 31, 2002 Meeting.

EX. 99.770 - Transactions effected pursuant to Rule 10f-3

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter From Who Purchased:
Bear Stearns & Co. Inc.

Names of Underwriting syndicate members:
Bear Stearns & Co. Inc., Credit Suisse First Boston Corp., Merrill Lynch & Co.,
 Salomon Smith Barney, Banc of America Securities LLC, Bank of Tokyo Mitsubishi Limited, Barclays Capital, BNP Paribas, Goldman, Sachs & Co., HSBC Securities, J.P. Morgan Securities, Scotia Capital Inc., TD Securities, UBS Warburg

Name of Issuer:
Ford Motor Credit Co.

Title of Security:
Fort Motor Credit - 6-1/2 01-25-07

Date of First Offering:
10-22-01

Dollar Amount Purchased:
$360,099,500
Number of Shares Purchased:
3,620,000
Price Per Unit:
99.4750
Resolution Approved by the Board of Trustees:
To be Approved at the January 31, 2002 Meeting.